CONVENTION DE VENTE D'ÉLÉMENTS D'ACTIF entre CARRIÈRES POLYCOR INC. et ROCK OF AGES CANADA INC.

TABLE DES MATIÈRES

1.       INTERPRÉTATION........................................................................................................... - 1 -

          1.1     Définitions.................................................................................................................. - 1 -

          1.2     Titre d'articles............................................................................................................ - 2 -

          1.3     Genre et nombre......................................................................................................... - 2 -

          1.4     Annexes..................................................................................................................... - 2 -

          1.5     Renonciation, modification.......................................................................................... - 2 -

          1.6     Lois applicables.......................................................................................................... - 2 -

2.       ACHAT ET VENTE............................................................................................................ - 2 -

3.       PRIX D'ACHAT.................................................................................................................. - 3 -

          3.1     Prix d'achat................................................................................................................. - 3 -

          3.2     Ajustements................................................................................................................ - 3 -

          3.3     Aucune prise en charge du passif................................................................................. - 3 -

4.       MODALITÉS DE PAIEMENT DU PRIX D'ACHAT........................................................... - 3 -

          4.1     Modalités de paiement................................................................................................. - 4 -

          4.2     Dépôt de garantie........................................................................................................ - 4 -

          4.3     Examen des titres........................................................................................................ - 4 -

          4.4     Vérification environnementale....................................................................................... - 5 -

          4.5     Remise du Dépôt de garantie....................................................................................... - 5 -

          4.6     Règles relatives au Dépôt de garantie et au Dépositaire................................................ - 6 -

5.       DÉCLARATIONS ET GARANTIES DU VENDEUR....................................................... - 7 -

          5.1     Déclarations et garanties quant au Vendeur................................................................. - 7 -

          5.2     Déclarations et garanties quant aux Éléments d'actif..................................................... - 7 -

          5.3     Conformité aux lois relatives à l'environnement............................................................ - 9 -

          5.4     Survie des déclarations et des garanties...................................................................... - 9 -

6.       DÉCLARATIONS ET GARANTIES DE L'ACHETEUR................................................ - 10 -

          6.1     Déclarations et garanties.......................................................................................... - 10 -

          6.2     Survie des déclarations et garanties.......................................................................... - 10 -

7.       INDEMNISATION.......................................................................................................... - 10 -

8.       ENGAGEMENTS DES PARTIES..................................................................................... - 11 -

          8.1     Engagements de l'Acheteur........................................................................................ - 11 -

          8.2     Engagements du Vendeur.......................................................................................... - 11 -

          8.3     Engagements des parties........................................................................................... - 12 -

          8.4     Survie des engagements............................................................................................ - 12 -

9.       AVIS.................................................................................................................................. - 12 -

          9.1     Avis.......................................................................................................................... - 12 -

          9.2     Date de réception des avis......................................................................................... - 13 -

10.     DISPOSITIONS GÉNÉRALES........................................................................................ - 13 -

          10.1   Frais et honoraires..................................................................................................... - 13 -

          10.2   Délais de rigueur........................................................................................................ - 13 -

CONVENTION DE VENTE D'ÉLÉMENTS D'ACTIF

ENTRE :

CARRIÈRES POLYCOR INC., une personne morale légalement constituée, ayant son siège social au 138, rue Saint-Pierre à Québec province de Québec, G1K 8B9, représentée par Charles Belzil, vice-président du conseil et chef de la direction financière de la société, dûment autorisé tel qu'il le déclare;

(ci‑après le «  Vendeur  » )

ET :

ROCK OF AGES CANADA INC., une personne morale légalement constituée, ayant son siège social au 1, Place Ville-Marie, bureau 4000, à Montréal, province de Québec, H3B 4M4, représentée par Gabriel Ouellet, directeur des Finances et des Opérations, dûment autorisé tel qu'il le déclare;

(ci‑après l'«  Acheteur  » )

1.         INTERPRÉTATION

1.1       Définitions

Aux fins des présentes, ainsi que dans tous les documents s'y rapportant ou y faisant référence, à moins que le contexte ne s'y oppose, les mots, termes et expressions suivants signifieront :

1.1.1    «  Acte de vente de l'Immeuble  » signifie l'acte de vente joint comme annexe 8.3 aux présentes;

1.1.2    «  convention » signifie la présente convention et toutes ses annexes, dans chaque cas telles qu'elles peuvent être amendées ou complétées de temps à autre, et les expressions «  des présentes », «  dans les présentes », « aux présentes  », « en vertu des présentes », « par les présentes » et autres expressions semblables renvoient à la présente convention; et, sauf indication contraire, les références à des paragraphes et à des articles sont des références aux paragraphes et articles de la présente convention;

1.1.3    «  Éléments d'actif » signifie les éléments d'actif décrits à l'article 2 des présentes;

1.1.4    «  Immeuble  » signifie une partie du lot 362 Canton de Stanstead, circonscription foncière de Stanstead dont la désignation apparaît au long dans l'Acte de vente de l'Immeuble, et toutes autres bâtisses ou constructions érigées sur ladite partie de lot;

1.1.5    «  Inventaire  » signifie l'inventaire de blocs de granite qui se trouve actuellement sur l'Immeuble à l'exclusion des blocs de granite vendus par le Vendeur en date du 31 mars 2009 et dont la liste apparait à l'annexe 8.2.3 des présentes; pour les fins de l'établissement du Prix d'achat de l'Inventaire, une liste des blocs de granite de catégories I, II et III est jointe à l'annexe 1.1.5 à la présente;

1.1.6    « Prix d'achat » signifie le prix d'achat des Éléments d'actif stipulé à l'article 3 ci‑après sous réserve des dispositions de l'article 4 des présentes;

1.1.7     « Vice de titres  « désigne, collectivement, (i) tout vice dans la chaîne des titres de l'Immeuble; (ii) toute charge, priorité, hypothèque, sûreté ou droit réel quelconque (sauf les servitudes d'utilité publique pouvant affecter l'Immeuble mais qui n'en empêchent pas l'utilisation ou l'exploitation), les charges mentionnées au paragraphe 5.2.1 et les droits mentionnés au paragraphe 5.2.10 si ceux-ci ne sont pas radiés dans le délai prescrit; (iii) toute disposition législative ou réglementaire fédérale, provinciale, municipale ou autre, ou droit d'un tiers qui empêche le Vendeur de disposer de l'Immeuble en faveur de l'Acheteur; et (iv) toute autorisation relative à la vente de l'Immeuble requise d'un tiers ou de toute commission, agence ou autre corps gouvernemental qui n'aurait par ailleurs pas été obtenue.

1.2       Titre d'articles

Le titre des articles ou des paragraphes n'est inséré aux présentes que pour fins de référence seulement et ne peut servir à interpréter le contenu de cette convention.

1.3       Genre et nombre

Le masculin inclut le féminin, le singulier inclut le pluriel et vice versa.

1.4       Annexes

Les documents qui suivent ont été joints en annexes à la présente convention :

Annexe 1.1.5       Inventaire

Annexe 3.1.2       Prix d'achat de l'Inventaire

Annexe 3.3         Addendum à la convention de vente d'éléments d'actif

Annexe 5.2.12     Noms commerciaux

Annexe 8.1.1       Convention d'approvisionnement

Annexe 8.2.1       Convention de non-concurrence

Annexe 8.2.3       Blocs de granite appartenant au Vendeur

Annexe 8.3         Acte de vente de l'Immeuble

1.5      Renonciation, modification

Sauf tel qu'expressément prévu dans la présente convention, aucune modification ou renonciation à la présente convention ne lie une partie à moins qu'elle ne soit consignée dans un écrit signé par la partie ainsi liée. Une renonciation à une disposition de la présente convention ne constitue pas une renonciation à quelqu'autre disposition de la présente convention et aucune renonciation à une disposition de la présente convention ne constitue une renonciation à la faire valoir dans le futur à moins d'une disposition expresse à cet effet.

1.6     Lois applicables

La présente convention est régie et interprétée conformément aux lois du Québec et aux lois du Canada qui s'y appliquent.

2.       ACHAT ET VENTE

Sous réserve des dispositions de la présente convention, le Vendeur vend à l'Acheteur qui les achète, tous les biens mobiliers et immobiliers et tous les droits corporels et incorporels décrits ci-après :

a)    l'Immeuble;

b)    tout l'Inventaire;

c)    tous ses droits dans toute la propriété intellectuelle utilisée par le Vendeur pour l'exploitation de l'Immeuble (sauf celle qui comprend le nom «  Polycor » ) notamment, les noms «  Gris de Stanstead  « ,  «  Stanstead Grey  «,  Stantead Gray  » , «  Mistigri  » et «  Misty Grey  » ;

d)    tous ses droits dans tous les permis, certificats et licences cessibles nécessaires à l'exploitation de l'Immeuble notamment, les certificats émis par le ministère de l'Environnement, le cas échéant;

e)    tous ses droits dans tous les droits miniers, claims miniers et baux d'exploitation que le Vendeur détient en rapport avec l'exploitation de l'Immeuble.

3.         PRIX D'ACHAT

3.1       Prix d'achat

Sous réserve des conditions, représentations, garanties, engagements et modalités des présentes, le Prix d'achat pour l'acquisition des Éléments d'actif est un montant égal au total des sommes suivantes :

3.1.1     quant aux Éléments d'actif autres que l'Inventaire, une somme de UN MILLION DE DOLLARS (1 000 000 $) répartie comme suit :

a)         CENT MILLE DOLLARS (100 000 $) pour l'Immeuble;

b)        NEUF CENT MILLE DOLLARS (900 000 $) pour les droits d'exploitation des réserves de granite;

c)         quant à l'Inventaire, la somme prévue à l'annexe 3.1.2.

3.2   Ajustements

Les taxes scolaires et municipales relatives à l'Immeuble ainsi que la taxe municipale perçue auprès des exploitants de carrières font l'objet d'un ajustement en date des présentes; dans l'éventualité où d'autres ajustements étaient nécessaires, ils seront faits également en date des présentes conformément aux dispositions de l'Acte de vente de l'Immeuble.

3.3  Aucune prise en charge du passif

Sous réserve des paragraphes 4.4.1 et 4.4.2 des présentes, il est entendu entre les parties que l'Acheteur n'assume aucun passif du Vendeur, ni aucune dette ou obligation, de quelque nature qu'elle soit, relative ou non aux Éléments d'actif, y compris, sans restreindre la portée générale de ce qui précède, tout emprunt, tout compte payable, toute responsabilité fiscale pour impôts cotisés ou non, toute responsabilité découlant ou reliée directement ou indirectement à l'exploitation de l'entreprise du Vendeur sur l'Immeuble y compris toute responsabilité relative aux employés, toute responsabilité environnementale ou toute autre responsabilité et le Vendeur s'engage, par les présentes, à indemniser l'Acheteur et à le mettre à couvert de tout dommage, dépense, frais, amende, condamnation, responsabilité ou jugement relatif à tout ce qui précède conformément à l'article 7 des présentes sujet aux dispositions de l'annexe 3.3.des présentes.

4.         MODALITÉS DE PAIEMENT DU PRIX D'ACHAT

4.1       Modalités de paiement

Le Prix d'achat est payable selon les modalités suivantes:

            4.1.1    concurremment à la signature des présentes, l'Acheteur paie au Vendeur, à titre de paiement partiel du Prix d'achat, la somme de UN MILLION DEUX CENT DIX-NEUF MILLE SIX CENT SOIXANTE-QUINZE DOLLARS et 84 ¢ (1 219 675,84 $) dont le Vendeur accuse réception et donne quittance pour autant;

            4.1.2    le solde du Prix d'achat, soit CENT MILLE DOLLARS (100 000 $), sera payable conformément aux dispositions du paragraphe 4.5 des présentes.

4.2       Dépôt de garantie

Les parties conviennent de déposer auprès de Lavery, de Billy, s.e.n.c.r.l. (le «  Dépositaire  » ), en fidéicommis, la somme de cent mille dollars (100 000 $) (le «  Dépôt de garantie  » ) qui devra être placé dans un certificat de dépôt d'une banque à charte canadienne jusqu'à ce qu'il soit remis conformément aux présentes. Le Dépôt de garanti sera versé au Vendeur lorsque l'Acte de vente de l'Immeuble sera publiée à l'index aux immeubles sans entrée adverse et selon les modalités du paragraphe 4.5 des présentes.

Tant qu'il n'aura pas été statué sur le Dépôt de garantie conformément aux dispositions des paragraphes 4.3 et 4.4, l'Acheteur ne pourra exploiter l'Immeuble étant entendu que l'Acheteur pourra exploiter l'Immeuble après ce délai et étant entendu également que le Vendeur ne pourra faire valoir son droit d'usufruit prévu dans la convention d'approvisionnement pendant cette période au cours de laquelle l'Acheteur ne peut exploiter l'Immeuble conformément à ce qui précède.

4.3       Examen des titres

L'Acheteur aura jusqu'au 31 mai 2009 pour procéder, à ses frais, à l'examen des titres de l'Immeuble. Dans le cadre de l'examen des titres, les dispositions suivantes trouveront application :

            4.3.1    Si un tel examen ne révèle aucun Vice de titres et que les charges mentionnées au paragraphe 5.2.1 et les droits mentionnés au paragraphe 5.2.10 ont été radiés dans le délai prescrit et, au plus tard le 31 mai 2009 pour ce qui est de l'usufruit et du droit de premier refus consentie à Tuiles Granit-Décor Inc. publiés au bureau de la publicité des droits de la circonscription foncière de Stanstead sous le numéro 163 847, alors le Dépôt en garantie et les intérêts courus seront remis au Vendeur sous réserve des dispositions du paragraphe 4.4 des présentes.

            4.3.2    Si, par ailleurs, un tel examen révèle un Vice de titres, y compris les charges mentionnées au paragraphe 5.2.1 et les droits mentionnés au paragraphe 5.2.10 si ceux-ci ne sont pas radiés dans le délai prescrit et, au plus tard le 31 mai 2009 pour ce qui est de l'usufruit et du droit de premier refus consentis à Tuiles Granit-Décor Inc. publiés au bureau de la publicité des droits de la circonscription foncière de Stanstead sous le numéro 163 847, alors une portion du Dépôt en garantie sera conservée par le Dépositaire jusqu'à la correction des Vices de titre ainsi révélés. La portion du Dépôt en garantie qui sera conservée par le Dépositaire sera déterminée raisonnablement par le Vendeur et l'Acheteur, en fonction de la nature des Vices de titres qui restent à radier et des coûts raisonnables pour garantir à l'Acheteur que le Vendeur précédera à leur correction conformément au paragraphe 4.3.3. Cependant, si le Vice de titres qui reste à radier est soit le premier refus consenti à Tuiles Granit-Décor Inc. et publié sous le numéro 163 847 ou soit le droit de premier refus consenti à Granit Bussière Inc. et publiée sous le numéro 146 212, alors la totatlité du Dépôt en garantie sera conservée par le Dépositaire jusqu'à ce que lesdits droits soient radiés à la satisfaction de l'Acheteur.

4.3.3  Dans cette éventualité où un tel examen révèle un Vice de titres, y compris les charges mentionnées au paragraphe 5.2.1 et les droits mentionnés au paragraphe 5.2.10 si ceux-ci n'ont pas été radiés dans le délai prescrit et, au plus tard le 31 mai 2009 pour ce qui est de l'usufruit et du droit de premier refus consentie à Tuiles Granit-Décor Inc. publiés au bureau de la publicité des droits de la circonscription foncière de Stanstead sous le numéro 163 847, l'Acheteur en avisera le Vendeur par écrit et ce dernier s'oblige par les présentes à remédier à ses frais au Vice de titres allégué à la satisfaction de l'Acheteur et ce, dans un délai de trente (30) jours suivant l'avis de l'Acheteur (ou tout autre délai plus long si tel Vice de titres ne peut raisonnablement pas être corrigé à l'intérieur du délai de 30 jours pourvu cependant que le Vendeur entreprenne les correctifs nécessaires et poursuive de manière diligente la correction du Vice de titres). Si le Vendeur est incapable, refuse ou néglige de corriger tel Vice de titres dans le délai imparti (ou tout autre délai convenu entre les parties), l'Acheteur pourra procéder, aux frais du Vendeur, à la correction des titres et les frais et débours encourus par l'Acheteur pour ce faire, majorés de 100%, seront pris à même la portion du Dépôt de garantie conservé à cette fin.  Si la correction des titres ne peut se faire sans la participation du Vendeur et que ce dernier refuse ou néglige d'apporter son concours à l'Acheteur dans le délai imparti (ou tout autre délai convenu entre les parties), alors l'Acheteur pourra conserver la portion du Dépôt de garantie conservé à cette fin et il conserve par ailleurs tous ses droits aux termes de l'article 7, le cas échéant, et tous les autres droits et recours permis par la loi.

4.4     Vérification environnementale

L'Acheteur aura jusqu'au 31 mai 2009 pour procéder, à ses frais, à l'évaluation environnementale de l'Immeuble. Dans le cadre de cette évaluation, les dispositions suivantes trouveront application :

            4.4.1   Si l'évaluation environnementale révèle que l'Immeuble (i) ne requière aucune mesure corrective ou (ii) si le total des coûts de l'évaluation environnementale (y compris les rapports environnementaux Phase I et II) et des coûts des mesures correctives résultant de l'évaluation environnementale tels qu'évalués par l'expert en environnement qui a procédé à l'évaluation environnementale, sont évalués à 25 000 $ ou moins, alors ces coûts seront entièrement assumés par l'Acheteur et dans l'un et l'autre des cas, le Dépôt en garantie et les intérêts courus seront remis au Vendeur sous réserve des dispositions du paragraphe 4.3 des présentes.

            4.4.2   Si, par ailleurs, le total des coûts de l'évaluation environnementale (y compris les rapports environnementaux Phase I et II) et des coûts des mesures correctives résultant de l'évaluation environnementale tels qu'évalués par l'expert en environnement qui a procédé à l'évaluation environnementale sont supérieurs à 25 000 $, alors toute somme excédent 25 000 $ sera assumée à parts égales par les parties (étant toutefois entendu que la part devant être assumée par le Vendeur ne pourra en aucun cas excéder 100 000 $) et une portion du Dépôt en garantie sera conservée par le Dépositaire jusqu'à ce que les mesures correctives aient été apportées. La portion du Dépôt en garantie qui sera conservée par le Dépositaire sera égale à la part des coûts qui doit être assumée par le Vendeur conformément à ce qui précède.

            4.4.3   Si des mesures correctives de plus de 25 000 $ sont requises, alors le Vendeur et l'Acheteur travailleront de concert pour la réalisation des travaux requis pour corriger la situation.

4.5       Remise du Dépôt de garantie

Les parties conviennent que le Dépôt de garantie sera traité selon les dispositions suivantes :

            4.5.1   Le Dépositaire est autorisé à remettre le Dépôt de garantie de même que les intérêts courus au Vendeur conformément aux dispositions des paragraphes 4.3.1 et 4.4.1 des présentes. L'Acheteur devra aviser le Dépositaire par écrit que suite à l'examen des titres et à l'évaluation environnementale, le Dépôt de garantie et les intérêts courus peuvent être remis au Vendeur.

            4.5.2   Si, cependant, le Dépositaire est tenu de conserver une portion du Dépôt de garantie conformément aux dispositions des paragraphes 4.3.2 ou 4.4.2, alors le Dépositaire est autorisé à conserver le montant qui sera déterminé conformément aux dispositions des paragraphes 4.3.2 ou 4.4.2 et à remettre le solde du Dépôt de garantie de même que les intérêts courus au Vendeur. L'Acheteur devra aviser le Dépositaire par écrit du montant qui doit être conservé par lui conformément aux dispositions des paragraphes 4.3.2 ou 4.4.2.

            4.5.3   Si cependant l'examen des titres ou une législation applicable à l'Immeuble ou à l'Acheteur fait en sorte que la présente vente est nulle ou que le titre de propriété de l'Acheteur est nul, alors la présente vente sera résiliée et le Vendeur remettra le Prix d'achat à l'Acheteur et le Dépositaire est autorisé à remettre le Dépôt de garantie de même que les intérêts courus à l'Acheteur. L'Acheteur devra aviser le Dépositaire par écrit que la vente est nulle ou que son titre est nul et que le Dépositaire est autorisé à remettre le Dépôt de garantie et les intérêts courus à l'Acheteur.

            4.5.4   Si la correction des titres ne peut se faire sans la participation du Vendeur et que ce dernier refuse ou néglige d'apporter son concours tel qu'il est décrit au paragraphe 4.3, alors l'Acheteur devra en aviser par écrit le Dépositaire et le Dépositaire est autorisé à remettre le Dépôt de garantie et les intérêts courus à l'Acheteur.

Tout montant déduit du Dépôt de garantie conformément aux dispositions des paragraphes 4.3 et 4.4 des présentes diminuera d'autant le Prix d'achat.

4.6       Règles relatives au Dépôt de garantie et au Dépositaire

Les parties conviennent que le Dépôt de garantie et le Dépositaire seront assujettis aux règles suivantes :

4.6.1    le Dépositaire devra retenir le Dépôt de garantie et le remettre au Vendeur ou à l'Acheteur, selon les dispositions des présentes;

4.6.2    le Dépositaire devra déduire les frais et débours et les remettre à l'Acheteur tel que prévu aux présentes;

4.6.3    jusqu'à sa remise conformément à ce qui précède, le Dépositaire devra placer le Dépôt de garantie dans un certificat de dépôt d'une banque à charte canadienne; les intérêts et autres revenus de placement produits sur le Dépôt de garantie et tout renouvellement feront partie du Dépôt de garantie;

4.6.4   hormis les cas de faute lourde ou de faute intentionnelle, le Dépositaire ne sera responsable dans le cadre de la présente convention, d'aucun geste ni de quelque mesure qu'il aura, de bonne foi, posé ou pris ou omis de poser ou prendre ni d'aucune erreur de fait ou de droit. Sans limiter ce qui précède, il est entendu que le Dépositaire n'encourra aucune responsabilité du fait d'un geste, d'une mesure ou d'une omission d'agir de sa part à la suite d'un avis, d'une demande, d'une renonciation, d'un consentement ou de tout autre document qui lui est remis conformément aux présentes, non seulement à l'égard de la validité des signatures qui y apparaissent et des dispositions qu'ils contiennent, mais aussi à l'égard de la véracité et de la suffisance des renseignements qui y apparaissent et que le Dépositaire croit de bonne foi être authentiques;

4.6.5   nonobstant toute disposition de la Loi relative à l'administration du bien d'autrui ou aux obligations fiduciaires, le Vendeur et l'Acheteur conviennent que les obligations du Dépositaire sont limitées à celles prévues à la présente convention et, sans limiter la généralité de ce qui précède, le Dépositaire ne sera pas tenue de souscrire des assurances, de donner quelque garantie que ce soit ou de faire toute reddition de compte à la fin de la présente convention;

4.6.6    les parties conviennent, conjointement et solidairement, de tenir indemnes et à couvert le Dépositaire de toutes réclamations, frais ou dommages subis ou encourus par le Dépositaire en relation avec l'exécution du mandat prévu aux présentes.

5.         DÉCLARATIONS ET GARANTIES DU VENDEUR

5.1       Déclarations et garanties quant au Vendeur

Le Vendeur déclare et garantit à l'Acheteur ce qui suit et reconnaît que l'Acheteur s'est fondé sur ces déclarations et garanties pour acheter les Éléments d'actif.

5.1.1   Le Vendeur a le pouvoir de posséder les Éléments d'actif et il a le pouvoir, l'autorité et le droit de conclure et d'exécuter la présente convention de même que l'Acte de vente de l'Immeuble et la Convention de non-concurrence sans autres formalités que celles déjà remplies; le Vendeur a dûment signé et livré la présente convention de même que l'Acte de vente de l'Immeuble et la Convention de non-concurrence et ces conventions établissent des obligations valides et obligatoires à l'égard du Vendeur, exécutoires conformément à leurs dispositions;

5.1.2   le Vendeur a le pouvoir d'exploiter l'Immeuble comme il le fait actuellement et bénéficie à cet égard de droits acquis lui permettant de le faire;

5.1.3   la conclusion de la présente convention, de l'Acte de vente de l'Immeuble et de la Convention de non-concurrence et les actes que suppose leur mise à exécution n'enfreindront en rien l'acte constitutif et les règlements du Vendeur, les contrats auxquels il est lié ou les lois, ordonnances et jugements auxquels le Vendeur est assujetti;

5.1.4    ni la présente convention, ni l'Acte de vente de l'Immeuble et ni la Convention de non-concurrence, ni aucun des actes que suppose leur mise à exécution n'exposera l'Acheteur à la perte, à la suspension ou à la résiliation de l'un ou l'autre des permis, licences, autorisations relatifs à l'Immeuble;

5.1.5    le Vendeur est résident canadien au sens de la Loi de l'impôt sur le revenu (Canada) et de la Loi sur les impôts (Québec).

5.2       Déclarations et garanties quant aux Éléments d'actif

5.2.1   Le Vendeur a un titre clair, bon et valable sur les Éléments d'actif, ceux-ci sont libres et quittes de toute charge, priorité, hypothèque, sûreté ou droit réel quelconque, qu'il soit publié ou non, sauf les servitudes et autres charges pouvant affecter l'Immeuble mais qui n'en empêchent pas l'utilisation et l'exploitation et sauf

(i)    un droit d'usufruit suspensif se terminant le 23 avril 2017, en faveur de Tuiles Granit-Décor Inc. constituée aux termes d'une convention publiée au bureau de la publicité des droits de la circonscription foncière de Stanstead le 9 octobre 1990 sous le numéro 163 847 que le Vendeur s'engage à faire radier à ses frais dans un délai raisonnable suivant la date des présentes;

(ii)    un droit d'usufruit suspensif consenti en faveur de Granit Bussière Inc., afin de lui assurer un approvisionnement en granite et ce, pour une période de trente (30) ans à compter du 24 avril 1987, constituée aux termes d'une convention publiée au bureau de la publicité des droits de la circonscription foncière de Stanstead le 14 mai 1987 sous le numéro 146 212 que le Vendeur s'engage à faire radier à ses frais dans un délai de trente (30) jours des présentes;

(iii)    un acte d'hypothèque consenti par Polycor Inc., Carrières Polycor Inc., Dumas et Voyer Inc., Granilac Inc., La Compagnie Novostone Inc., Bordures Polycor Inc./Polycor Granit Curbs Inc., Polycor Granite Bussière Inc., Tuiles Polycor Inc./Polycor Tiles Inc. et Tranches Polycor Inc./Polycor Slabs Inc. en faveur de Trust Banque Nationale Inc., publié à Stanstead le 1er juin 2007 sous le numéro 14 286 067 qui sera radiée de l'Immeuble aux frais du Vendeur concurremment à la publication de l'Acte de vente de l'Immeuble;

5.2.2    toutes les taxes et cotisations, tant générales que spéciales, scolaires et municipales et toutes les autres taxes affectant l'Immeuble ont été acquittées jusqu'au 31 décembre 2009 quant au versement de taxes municipales et jusqu'au 30 juin 2009 quant aux taxes scolaires et tous les droits de mutation ont été acquittés, le tout sans consolidation ou subrogation en faveur d'une tierce partie;

5.2.3    l'usage de l'Immeuble est conforme à tous égards importants, à toute loi, règlement et norme (tant au niveau fédéral que provincial, municipal ou autre), comprenant sans limiter la généralité de ce qui précède, ceux concernant l'environnement (à l'exception de ce qui sera révélé par l'inspection environnementale prévue aux termes des présentes (l'«  Inspection environnementale  » ) et le zonage et est conforme à toutes les dispositions législatives et réglementaires qui s'y appliquent;

5.2.4    l'Immeuble a été soustrait de la zone agricole conformément à la décisions numéro 311427 rendue par la Commission de protection du territoire agricole le 21 février 2000;

5.2.5    l'usage de l'Immeuble ne constitue pas une violation ou un défaut à l'égard d'une convention ou d'un contrat important en relation avec l'Immeuble (y compris tout bail, offre, promesse ou contrat de location, toute police d'assurance ou autre contrat), ni à l'égard de quelque jugement, décision, ordonnance, injonction, règlement, exigence ou décret d'un tribunal ou d'un arbitre ou d'une agence, d'un bureau, d'une régie, commission, ministère ou d'une autre autorité publique;

5.2.6    il n'existe à la date des présentes aucune réclamation, expropriation, procédure judiciaire ou autre, relativement à l'Immeuble ou à son exploitation, sauf tel que divulgué par écrit à l'Acheteur et accepté par écrit par celui-ci et le Vendeur s'est conformé intégralement à tout avis quelconque reçu par le Vendeur ou tout propriétaire antérieur, relativement à la non conformité de l'Immeuble, de son utilisation, ou autrement, émis par toute autorité ayant juridiction relativement à toute loi, à tout règlement ou à toute disposition législative et, par ailleurs, le Vendeur n'a reçu aucun tel avis auquel il ne s'est pas conformé, sauf tel que divulgué par écrit à l'Acheteur et accepté par écrit par ce dernier;

5.2.7    il n'y a eu aucun travaux de construction ou de rénovation effectués sur l'Immeuble dans les trente-cinq (35) jours précédant la présente convention et pouvant donner lieu à l'inscription d'une priorité contre l'Immeuble;

5.2.8    les bâtiments et les autres structures situés sur l'Immeuble sont conformes à toutes les lois et à tous les règlements municipaux ainsi qu'à tous les autres règlements (à l'exception de ce qui sera révélé par l'Inspection environnementale) et il n'existe aucun accord restrictif, aucun règlement municipal et autre loi ou règlement qui, de quelque manière, restreint ou interdit l'utilisation de l'Immeuble, de ces bâtiments ou de ces structures comme ils sont actuellement utilisés;

5.2.9    il n'y a aucune action, poursuite, affaire en instance ou poursuite appréhendée non plus qu'il n'y a aucune menace d'action, poursuite ou procédure impliquant les Éléments d'actif devant tout tribunal, commission, agence ou autre corps gouvernemental;

5.2.10    les Éléments d'actif ne font l'objet d'aucun engagement de vente, droit de premier refus, option et il n'existe aucun droit susceptible de devenir un contrat pour l'acquisition des Éléments d'actif sauf (i) un droit de premier refus en faveur de Granit Bussière Inc. à l'égard duquel le Vendeur s'engage à obtenir la renonciation et à faire radier à ses frais dans un délai de trente (30) jours des présentes et (ii) un droit de premier refus pour l'acquisition de l'Immeuble en faveur de Tuiles Granit-Décor Inc. à l'égard duquel le Vendeur s'engage à obtenir la renonciation et à faire radier à ses frais dans un délai raisonnable suivant la date des présentes;

5.2.11    le Vendeur ne possède aucune information ni renseignement relatif aux Éléments d'actif qui, s'il était connu de l'Acheteur, pourrait raisonnablement le décourager de parfaire la transaction prévue aux présentes au prix et aux conditions décrites aux présentes;

5.2.12    la liste de tous les noms commerciaux utilisés en relation avec les Éléments d'actif est jointe à titre d'annexe 5.2.12.

5.3       Conformité aux lois relatives à l'environnement

5.3.1    Le Vendeur ne viole ni n'a violé de lois, de règlements, de politiques, de directives, de lignes directrices, d'ordonnances ni de décrets des gouvernements fédéral, provincial, municipal ou locaux à l'égard des questions d'environnement (à l'exception de ce qui sera révélé par l'Inspection environnementale) (collectivement appelées les «  Lois relatives à l'environnement  » ) ;

5.3.2    le Vendeur a enlevé de l'Immeuble tous les contaminants et toutes les sources de contamination qui ont ou peuvent avoir pour effet de contrevenir aux Lois relatives à l'environnement (à l'exception de ce qui sera révélé par l'Inspection environnementale);

5.3.3    il n'y a aucun réservoir souterrain ou hors terre dans ou sous l'Immeuble sauf ceux mentionnés au paragraphe 8.2.4 des présentes;

5.3.4    aucune ordonnance, aucun avis de correction ou d'infraction ni aucune autre demande n'a été émis en vertu des Lois relatives à l'environnement relativement à l'Immeuble;

5.3.5    le Vendeur n'a pas omis de déclarer aux autorités gouvernementales appropriées quelqu'événement qu'il est tenu de déclarer en vertu des Lois relatives à l'environnement et le Vendeur a fourni à l'Acheteur des copies exactes et complètes de tous les rapports et de toute la correspondance s'y rapportant.

5.4       Survie des déclarations et des garanties

Les déclarations et les garanties du Vendeur contenues dans la présente convention et dans tous les documents remis en vertu de la présente convention ou visés par celle-ci survivront à la date de la présente convention pendant une durée de trois ans suivant la date des présentes.

6.         DÉCLARATIONs ET GARANTIES DE L'ACHETEUR

6.1       Déclarations et garanties

L'Acheteur déclare et garantit au Vendeur ce qui suit :

6.1.1    sous réserve de l'applicabilité de la Loi sur l'acquisition de terres agricoles par des non-résidants, l'Acheteur a le pouvoir et la capacité de conclure et de remplir ses obligations en vertu de la présente convention et de toutes les conventions, tous les contrats et tous les autres documents que l'Acheteur signe ou livre en vertu de la présente convention. L'Acheteur a dûment signé et livré tels conventions, contrats et documents et ils établissent des obligations valides et obligatoires à l'égard du Vendeur, exécutoires conformément à ses dispositions;

6.1.2    la conclusion de la présente convention de même que l'Acte de vente de l'Immeuble et les actes que suppose sa mise à exécution n'enfreindront en rien l'acte constitutif et les règlements du Vendeur, les contrats auxquels il est lié ou les lois, ordonnances et jugements auxquels le Vendeur est assujetti;

6.1.3    l'Acheteur est résident canadien au sens de la Loi de l'impôt sur le revenu (Canada) et de la Loi sur les impôts (Québec).

6.2       Survie des déclarations et garanties

Les déclarations et les garanties de l'Acheteur contenues dans la présente convention et dans tous les documents remis en vertu de la présente convention ou visés par celle-ci survivront à la date de la présente convention pendant une durée de trois ans suivant la date des présentes.

7.         Indemnisation

Sous réserve des dispositions du paragraphe 5.4 des présentes, le Vendeur devra garder l'Acheteur indemne et à couvert de tout dommage, perte, engagement, responsabilité, réclamation, charge, déficience, coût et dépense (y compris les honoraires et déboursés, judiciaires et extra-judiciaires, d'avocats et tous les autres coûts et dépenses découlant de toute poursuite, action, enquête, réclamation ou procédure) que l'Acheteur pourrait avoir subis, supportés, encourus ou pourrait devoir payer par suite d'une violation ou d'une inexactitude des représentations, garanties, stipulations, ententes ou engagements du Vendeur en vertu des présentes; sans limiter la généralité de ce qui précède, le Vendeur s'engage à tenir indemne l'Acheteur à l'égard de tout recours de la part de Granit Bussière Inc. et Tuiles Granit-Décor Inc. en ce qui a trait à leur droit de premier refus et l'usufruit mentionnés aux paragraphes 5.2.1 et 5.2.10 des présentes.  S'il arrive qu'il soit réclamé à l'Acheteur quelque montant que ce soit pour lequel le Vendeur doit le tenir indemne aux termes de la présente convention, sauf ceux spécifiquement assumés par l'Acheteur en vertu des présentes, l'Acheteur avisera le Vendeur de cette réclamation et le Vendeur devra assister l'Acheteur dans la contestation d'une telle réclamation. Si l'Acheteur est tenu d'acquitter quelque montant que ce soit par suite d'une réclamation contestée ou non, le Vendeur sera redevable envers l'Acheteur d'un montant égal à la somme ainsi versée en capital, intérêts, pénalités, frais et accessoires ainsi que des frais encourus par l'Acheteur (y compris les honoraires et déboursés, judiciaires et extra judiciaires, raisonnables de ses avocats) concernant telle réclamation.

Toute somme payable aux termes de la présente obligation d'indemnisation ne pourra en aucun cas excéder un montant équivalent au Prix d'achat.

8.         ENGAGEMENTs DEs parties

8.1       Engagements de l'Acheteur

L'Acheteur s'engage comme suit envers le Vendeur :

8.1.1    à signer, concurremment aux présentes, une convention d'approvisionnement selon le modèle joint aux présentes à titre d'annexe 8.1.1;

8.1.2    des blocs de granite gris de Stanstead d'une dimension nette de 12-0 x 6-0 x 6-0 (82 blocs sont présentement prévus) seront fournis par l'Acheteur au Vendeur pour le projet «  Franklin D. Roosevelt » à un prix de 20 $ du pied cube dans un délai de quatre mois suivant la commande si celle-ci est faite auprès de l'Acheteur au cours des mois d'avril à août; sinon, le délai de livraison sera de six mois;

8.1.3    à payer, relativement à l'Immeuble, toutes les taxes foncières à échoir, y compris la proportion de celles-ci pour l'année courante, à compter de la date des présentes; quant à la taxe municipale perçue auprès des exploitants de carrière, le Vendeur devra rembourser à l'Acheteur sa part de telle taxe dès que l'Acheteur aura remis au Vendeur l'état de compte du 31 mai 2009 émis par la municipalité d'Ogden.

8.2       Engagements du Vendeur

Le Vendeur s'engage comme suit envers l'Acheteur :

8.2.1    à signer, concurremment aux présentes, une convention de non-concurrence en faveur de l'Acheteur selon le modèle joint aux présentes à titre d'annexe 8.2.1;

8.2.2    à la demande de l'Acheteur, à signer les documents nécessaire pour transférer à l'Acheteur tous les noms commerciaux utilisés en relation avec les Éléments d'actif dont la liste est jointe à titre d'annexe 5.2.12;

8.2.3    à procéder, à ses frais, au plus tard dans les trois (3) mois des présentes, à l'enlèvement des équipements et des blocs de granite qui appartiennent au Vendeur pour avoir été vendus par lui au 31 mars 2009 et dont une liste est jointe à titre d'annexe 8.2.3 à défaut de quoi, ceux-ci deviendront la propriété de l'Acheteur à l'expiration du délai de trois (3) mois sans compensation;

8.2.4    à procéder, à ses frais, au plus tard dans les six (6) jours des présentes, à l'enlèvement de la roulotte et des trois (3) réservoirs hors terre situés sur l'Immeuble; le Vendeur pourra les entreposer temporairement sur le terrain de l'Acheteur à Ogden (les réservoirs devant avoir été vidés au préalable) mais devra les retirer du terrain de l'Acheteur à Ogden au plus tard le 15 juin 2009;

8.2.5    à obtenir la renonciation de Granit Bussière Inc. et de Tuiles Granit-Décor Inc., ou de leurs ayants-droit respectifs, aux droits de premier refus mentionnés au paragraphe 5.2.10 des présentes et aux droits d'usufruit mentionnés au paragraphe 5.2.1 (i) et (ii) des présentes et à publier le tout au registre foncier de la circonscription de Stanstead dans le délai imparti;

8.2.6    à faire, signer, remettre ou faire en sorte que soit faits, signées ou remis tous les autres actes, documents et choses que l'Acheteur peut de temps à autre raisonnablement exiger aux fins de donner effet à la présente convention et le Vendeur s'engage à pleinement coopérer avec l'Acheteur dans le cadre de l'examen des titres de l'Immeuble ou si l'Acheteur devait faire la démonstration de droits acquis rattachés à l'Immeuble devant tout tribunal, commission, agence ou autre corps gouvernemental, et à prendre toutes les mesures nécessaires pour mettre en application dans leur pleine mesure les ententes prévue dans la présente convention.

8.3       Engagements des parties

Les parties s'engagent l'une envers l'autre à signer, concurremment aux présentes, un acte de vente de l'Immeuble en faveur de l'Acheteur aux fins de publication au registre foncier de la circonscription foncière de Stanstead selon le modèle joint aux présentes à titre d'annexe 8.3. La présente convention et l'Acte de vente de l'Immeuble se complètent l'un l'autre et toutes les dispositions des présentes, y compris l'obligation d'indemnisation, profitent à l'Acheteur aux termes de l'Acte de vente de l'Immeuble et y sont intégrées par renvoi. Si l'Acheteur obtient un certificat de localisation relatif à l'Immeuble et que celui-ci donne une description technique plus actualisée de l'Immeuble, alors les parties s'engagent à signer une convention par laquelle la description technique actuellement prévue dans l'Acte de vente de l'Immeuble sera corrigée.

8.4       Survie des engagements

Les engagements des parties contenus dans la présente convention et dans tous les documents remis en vertu des présentes ou visés par celle-ci survivront à la date de la présente convention.

9.         AVIS

9.1       Avis

Tous avis, documents ou autres communications à être donnés aux termes des présentes devront être par écrit et seront suffisamment donnés s'ils sont livrés personnellement, par courrier recommandé ou par télécopieur (étant entendu qu'au cas de perturbation dans le service postal, tout tel avis, document ou autre communication devra être livré ou signifié personnellement ou par télécopieur), aux adresses suivantes :

9.1.1          Pour le Vendeur :

138, rue Saint-Pierre
Québec, QC  G1K 3V9

Télécopieur: (418) 692-0981

À l'attention de M. Irenée Bouchard, président du conseil et chef de la direction

9.1.2          Pour l'Acheteur :

4, rue Rock of Ages

Stanstead, QC  J0B 3E2

Télécopieur: (819) 876-2234

À l'attention de M. Gabriel Ouellet, directeur des Finances et des Opérations

Chaque partie aux présentes aura le droit de spécifier une adresse différente de celle prévue ci-haut en donnant un avis à cet effet à l'autre partie de la façon y prévue.

9.2       Date de réception des avis

Tout avis, documents ou autres communications, si envoyé par télécopieur, sera réputé avoir été reçu le jour ouvrable suivant celui où il a été ainsi envoyé, si envoyé par courrier recommandé, le 3ème jour suivant la date de sa mise à la poste et, si livré ou signifié personnellement, le jour de sa livraison ou de sa signification.

10.       DISPOSITIONS GÉNÉRALES

10.1     Frais et honoraires

Chaque partie paiera les honoraires de ses conseillers relatifs aux présentes et aux transactions qui en découleront ainsi qu'à leur exécution.

10.2     Délais de rigueur

Tous les délais prévus à la présente sont des délais de rigueur qui ne peuvent être prolongés que du consentement écrit de la partie à laquelle le délai bénéficie ou du Vendeur et de l'Acheteur si le délai est à leur bénéfice.

EN FOI DE QUOI, Carrières Polycor Inc. a signé la présente convention à Montréal ce 17e jour d'avril 2009.

CARRIÈRES POLYCOR INC.
Par :	Charles Belzil, vice-président du conseil et chef de la direction financière

EN FOI DE QUOI, Rock of Ages Canada Inc. a signé la présente convention à Montréal ce 17e jour d'avril 2009.

ROCK OF AGES CANADA INC.
Par :	Gabriel Ouellet, directeur des Finances et des Opérations